UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 7, 2014

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 7, 2014, Lexmark International, Inc. (the “Company” or “Lexmark”) issued a press release announcing that its fourth quarter and full year 2013 financial results will include a change in accounting method for pension and other postretirement benefit plans as well as an increased contingency accrual for a litigation matter.  The new accounting method was adopted in the fourth quarter of 2013 and applied retrospectively.  The combined adjustments resulting from this new accounting method and additional legal contingency accrual were not reflected in the Company’s October 2013 guidance.  As compared to the Company’s October 2013 guidance, the combined new accounting method and legal contingency adjustments would have decreased fourth quarter 2013 GAAP and non-GAAP EPS guidance by $0.03 and increased full year 2013 GAAP and non-GAAP EPS guidance by $0.21.

This filing may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among other things, statements regarding future events and the future financial performance of Lexmark that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including: changes in provision for income taxes or adverse outcomes resulting from examinations of our income tax returns; litigation; risks related to the global nature of our operations and other international factors; and other factors listed in Lexmark’s most recent reports on Form 10-K and Form 10-Q. The financial information contained in this filing should be read in conjunction with the consolidated financial statements and notes thereto included in Lexmark’s most recent reports on Form 10-K and Form 10-Q, as each may be amended from time to time. Any projections in this filing are based on limited information currently available to Lexmark, which is subject to change. We undertake no obligation to revise or update any forward-looking statements for any reason.

The text of the press release announcing the adjustments to the Company’s fourth quarter and full year 2013 financial results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit No.	Description of Exhibit
	99.1	Press Release issued by Lexmark, dated January 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

January 7, 2014

By: /s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Lexmark, dated January 7, 2014.